Summary Prospectus
January 31, 2012

Share Class	Ticker
A	FTIIX
B	FTBBX
C	FTIBX

Federated International Bond Fund

A Portfolio of Federated International Series, Inc.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated January 31, 2012, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to obtain a total return on its assets by investing primarily in fixed-income securities of foreign governments and their agencies or foreign corporations.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

Federated International Bond Fund (the “Fund”)

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to obtain a total return on its assets.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class B Shares (B) and Class C Shares (C) of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., A class) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 11.

Shareholder Fees (fees paid directly from your investment)	A	B	C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.25%	0.75%	0.75%
Other Expenses	1.00%	1.00%	1.00%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.01%	2.51%	2.51%
Fee Waivers and/or Expense Reimbursements[1]	1.01%	0.76%	0.76%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.75%	1.75%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's A, B and C classes (after the voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.74% and 1.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$645	$1,052	$1,484	$2,682
Expenses assuming no redemption	$645	$1,052	$1,484	$2,682
B:
Expenses assuming redemption	$804	$1,182	$1,535	$2,723
Expenses assuming no redemption	$254	$782	$1,335	$2,723
C:
Expenses assuming redemption	$354	$782	$1,335	$2,846
Expenses assuming no redemption	$254	$782	$1,335	$2,846

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund pursues its investment objective by investing primarily in non-U.S. dollar denominated, investment-grade, fixed-income securities of foreign governments and their agencies or foreign corporations. The Fund invests primarily in developed market countries. In addition, the Fund may invest up to 10% of its total assets in noninvestment-grade, fixed-income securities, including emerging-markets, fixed-income securities. The Fund may use derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) to implement its investment strategies as more fully described herein. The Fund will endeavor to maintain a dollar-weighted average credit rating of its portfolio securities of at least A. The Adviser does not target an average maturity for the Fund's portfolio and may invest in bonds of any maturity.

Because the Fund refers to fixed-income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed-income investments (which includes any borrowings for investment purposes).

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  fluctuations in the exchange rate between the U.S. dollar and foreign currencies;
  a general rise in interest rates in a foreign market in which the Fund has invested. Generally, when interest rates rise, prices of fixed-income securities fall. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations;
  default in the timely payment of interest or principal by issuers of securities held by the Fund;
  noninvestment-grade securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than investment-grade securities; and
  potentially adverse changes in the economic, political, and business climates of any market to which the Fund has exposure.

Additionally, the Fund may use derivative contracts and hybrid instruments to implement elements of its investment strategies, as more fully described herein.

Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.

The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's Share price and performance.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the period shown in the bar chart, the Fund's A class highest quarterly return was 12.44% (quarter ended June 30, 2002). Its lowest quarterly return was (5.20)% (quarter ended March 31, 2009).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class and after-tax returns for B and C classes will differ from those shown below for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as a 401(k) plan, and Individual Retirement Account (IRA) or other tax-advantaged investment plan.

(For the Period Ended December 31, 2011)

	1 Year	5 Years	10 Years
A:
Return Before Taxes	(1.24)%	5.19%	7.06%
Return After Taxes on Distributions	(2.72)%	3.46%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	(0.81)%	3.42%	5.08%
B:
Return Before Taxes	(2.76)%	5.04%	6.91%
C:
Return Before Taxes	1.74%	5.39%	6.77%
J.P. Morgan Global (ex-U.S.) Government Index[1] (reflects no deduction for fees, expenses or taxes)	5.91%	7.82%	8.65%
1	The J.P. Morgan Global (ex-U.S.) Government Index is a total return, trade-weighted index of over 360 government and high-grade bonds in 12 developed countries.

FUND MANAGEMENT

The Fund's Investment Adviser (“Adviser”) is Federated Investment Management Company.

Ihab Salib, Senior Portfolio Manager, has been the Fund's portfolio manager since July 2002.

purchase and sale of fund shares

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

The minimum investment amount for the Fund's A, B and C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimun initial and subsequent investment amounts for Individual Retirement Accounts are $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated International Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-3984

Cusip 31420G408
Cusip 31420G507
Cusip 31420G606

Q450352 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.